ACCOUNTING POLICIES, CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS (Detail Textuals 1) $ in Thousands		12 Months Ended
	Jan. 01, 2019 USD ($)	Dec. 31, 2018 USD ($) Segment	Dec. 31, 2017 USD ($)	Dec. 31, 2016 USD ($)	Jan. 31, 2018 USD ($)	Dec. 31, 2015 USD ($)
Disclosure Of Accounting Policy [Line Items]
Cash and cash equivalents		$ 124,088	$ 132,948	$ 74,118		$ 167,993
Net debt		627,000
Raised equity		847,211	791,050	780,578		$ 975,976
Undrawn debt		$ 406,000
Net interest-bearing debt loan-to-value ratio		53.00%
Administrative expenses		$ 47,826	45,007	41,406
Financial expenses		$ 39,345	$ 40,601	$ 37,333
Number of geographical segment | Segment		1
Demurrage revenue claim percentage		95.00%
Average period of receiving demurrage payment		100 days
Major ordinary share transactions
Disclosure Of Accounting Policy [Line Items]
Raised equity					$ 900
Asset And Leasing Liability	$ 11,400
Administrative expenses	2,600
Financial expenses	300
Financial interest	$ 2,900